UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2009

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2009, the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association) adopted a preamble to the company’s Bylaws to incorporate the role of the Federal Housing Finance Agency, or FHFA, as conservator of the company. Under the Federal Housing Finance Regulatory Reform Act of 2008, FHFA, as conservator, succeeded to all rights, titles, powers and privileges of the corporation, as well as of any shareholder, officer or director of the corporation, which the preamble applies to the appropriate Bylaw provisions without specifically revising all of those provisions. As noted in the new preamble, FHFA reconstituted the company’s Board of Directors and directed the functions and authorities of the Board on November 24, 2008. The preamble also states that the Board serves on behalf of the conservator and shall exercise its authority as directed by the conservator. The Bylaws should be interpreted recognizing the control of the conservator. Therefore, the Board's exercise of authority under the Bylaws is subject to the direction and, if so required, the approval of the conservator.

The Board also amended Section 5.14 of the Bylaws to require that the Board obtain the conservator’s approval, where required, of principal officer compensation. The Board previously had the sole power to set principal officer compensation.

In addition, the Board amended Section 2.10 and Article 8 of the Bylaws to reflect the enactment of the Federal Housing Finance Regulatory Reform Act of 2008. As amended, Section 2.10 requires the company to register both its common stock and preferred stock under the Securities Exchange Act of 1934, whereas it previously required only registration of the common stock. As amended, Article 8 provides that nothing in the Bylaws shall be deemed to affect the regulatory or conservatorship powers of FHFA, whereas it previously referenced the Secretary of Housing and Urban Development.

All amendments were effective immediately.

The preceding summary of the amendments is qualified in its entirety by reference to the full text of the amendments, as included in the amended and restated Bylaws. A copy of the company’s amended and restated Bylaws, which has been marked in Sections 2.10, 3.08(b), 3.12, 4.08 and 5.14, and Article 8 to show all amendments adopted by the Board on January 30, 2009, is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The exhibit index filed herewith is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

February 5, 2009	By:	/s/ Herbert M. Allison, Jr.

Name: Herbert M. Allison, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Fannie Mae Bylaws, as amended and restated through January 30, 2009